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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):


                                  JUNE 11, 1999


                      SUNSHINE MINING AND REFINING COMPANY
             (Exact Name of Registrant as Specified in its Charter)


      STATE OF DELAWARE                   1-10012                 75-2231378
(State or Other Jurisdiction        (Commission File No.)      (IRS Employer
      of Incorporation)                                      Identification No.)

877 W. MAIN STREET, SUITE 600, BOISE, IDAHO                         83702
 (Address of Principal Executive Offices)                        (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (208) 345-0660


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 11, 1999, Grant Thornton LLP was engaged by the Company's Board of Directors as the new independent accountant of the Company to replace Ernst & Young LLP.

During the two fiscal years, and any interim period, preceding June 11, 1999, neither the Company nor anyone on its behalf consulted Grant Thornton LLP on accounting principles, audit opinions or financial reporting matters.

The Company requested Grant Thornton LLP to review the disclosures required in this Report before it was filed with the Commission and provided them with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, or any clarification of the Company's views or statements by Grant Thornton LLP that it does not agree with the statements made in this Report. Grant Thornton LLP has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with such a letter.







                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

                                      SUNSHINE MINING AND REFINING COMPANY

Dated:  June 11, 1999                 By: /s/ WILLIAM W. DAVIS
                                          -----------------------------------
                                          William W. Davis
                                          Executive Vice President
                                          and Chief Financial Officer